Exhibit 10.26

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT

(Multi-Tenant - Triple Net (NNN) Lease)

THIS LEASE AGREEMENT (the "Lease") is entered into and effective as of this 18th day of February, 20 21 between Burnham Partners LLC, a(n) Limited Liability Corporation ("Landlord"), and Harbor Custom Development INC, a(n) Corporation ("Tenant"). Landlord and Tenant agree as follows:

1. **LEASE SUMMARY.**

   a. **Leased Premises.** The leased commercial real estate (the "Premises") i) consists of an agreed area of 1,458 rentable square feet and is outlined on the floor plan attached as Exhibit A; ii) is located on the land legally described on attached Exhibit B; and iii) is commonly known as 101 11505 Burnham Dr NW, Gig Harbor, WA 98332 (suite number and address). The Premises do not include, and Landlord reserves, the exterior walls and roof of the building in which the Premises are located (the "Building"), the land beneath the Building, the pipes and ducts, conduits, wires, fixtures, and equipment above the suspended ceiling; and the structural elements of the Building. The Building, the land upon which it is situated, all other improvements located on such land, and all Common Areas appurtenant to the Building are referred to as the "Property." The Building and all other buildings on the Property as of the date of this Lease contain an agreed total area of 14,066 rentable square feet.

   b. **Lease Commencement Date.** The term of this Lease shall commence upon (check one):

      ☐ Substantial completion of (choose one) ☐ Landlord's Work, or ☐ Tenant's Work as further described in the attached Exhibit C ("Work Letter"), but in no event later than _____, 20 __

      ☒ March 1, 20 21

      (the "Commencement Date").

   c. **Lease Termination Date.** The term of this Lease shall terminate at midnight on ~~the last day of the~~ May 31, 2023 ~~full month following the Commencement Date or such earlier or later date as otherwise provided in this Lease~~ (the "Termination Date"). Tenant shall have no right or option to extend this Lease, unless otherwise set forth in a rider attached to this Lease (e.g., Option to Extend Rider, CBA Form OR).

   d. **Base Rent.** The monthly base rent shall be (check one): ☐ $ _____, or ☒ according to the Rent Rider attached hereto ("Base Rent"). Rent shall be payable by wire transfer or at Landlord's address shown in Section 1(h) below, or such other place designated in writing by Landlord.

   e. **Prepaid Rent.** Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $ 3,414.15 as prepaid Rent, to be applied to Base Rent AND NNN due for ~~months~~ March 1, 2021 through March 31, 2021 of the Lease.

   f. **Security Deposit.** Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $ 2,706.89 to be held as a security deposit pursuant to Section 5 below. The security deposit shall be in the form of (check one): ☒ cash, check or wire transfer, or ☐ letter of credit according to the Letter of Credit Rider (CBA Form LCR) attached hereto.

   g. **Permitted Use.** The Premises shall be used only for general office, subject to applicable zoning and other laws, and for no other purpose without the prior written consent of Landlord (the "Permitted Use").

   h. **Notice and Payment Addresses:**

      Landlord: Burnham Partners LLC
      11505 Burnham Dr NW, Ste 206
      Gig Harbor, WA 98332
      Email: Dave@morrisinvestmentsgh.com

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

Tenant: Harbor Custom Development INC
11505 Burnham Dr NW, Ste 301
Gig Harbor, WA 98332
Email: __________

i. **Tenant's Pro Rata Share.** Landlord and Tenant agree that Tenant's "Pro Rata Share" is 10.36 %, based on the ratio of the rentable area of the Premises stated in Section 1.a to the rentable area of all buildings on the Property stated in Section 1.a. Tenant's Base Rent and Pro Rata Share shall be proportionally adjusted in the event of any adjustment to the Premises', Building's or Property's rentable floor area either by remeasurement, which measurement standard shall be selected by Landlord in its reasonable discretion, or by physical change thereto.

2. **PREMISES.**

   a. **Lease of Premises.** Landlord leases to Tenant, and Tenant leases from Landlord, the Premises upon the terms specified in this Lease.

   b. **Acceptance of Premises.** Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises or the condition of all mechanical, electrical, and other systems on the Premises. Except for any tenant improvements to be completed by Landlord as described in the Work Letter attached as Exhibit C ("Landlord's Work"), Tenant shall accept the Premises and its improvements in their respective AS-IS, WHERE-IS condition, and shall further be responsible for performing any work necessary to bring the Premises into a condition satisfactory to Tenant. By signing this Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises; acknowledges responsibility for making any corrections, alterations and repairs to the Premises (other than Landlord's Work); and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

   c. **Tenant Improvements.** The Work Letter attached as Exhibit C sets forth all Landlord's Work, if any, and all tenant improvements to be completed by Tenant ("Tenant's Work"), if any, that will be performed on the Premises. Responsibility for design, payment and performance of all such work shall be as set forth in the Work Letter.

3. **TERM.** The term of this Lease shall commence on the Commencement Date, and shall end on the Termination Date, subject to any option to extend the term of this Lease set forth in a rider attached hereto (the "Term").

   a. **Early Possession.** Tenant shall have reasonable access to the Premises during the _____ days ((0) days if not filled in) preceding the Commencement Date for the sole purpose of installing Tenant's furniture, telecommunications, fixtures, telephone systems and computer cabling and the performance of Tenant's Work, if any. Such access shall be fully coordinated with Landlord in advance and Tenant shall not interfere with Landlord's Work. All of the terms and conditions of this Lease, including Tenant's insurance and indemnification obligations, shall apply during such time, except for payment of Base Rent. If Landlord permits Tenant to possess or occupy the Premises prior to the Commencement Date specified in Section 1, then such early occupancy shall not advance the Commencement Date or the Termination Date set forth in Section 1.

   b. **Delayed Possession.** Landlord shall act diligently to make the Premises available to Tenant; provided, however, neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided in this Lease. If possession is delayed, the Commencement Date set forth in Section 1 shall also be delayed. If Landlord does not deliver possession of the Premises to Tenant within _____ days ((60) days if not filled in) after the Commencement Date specified in Section 1 (check one): ☐ Tenant may elect to cancel this

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

Lease by giving written notice to Landlord no later than _____ days ((10) days if not filled in) after such time period ends, or ☐ then all Base Rent and Additional Rent shall be abated for each one (1) day after the Commencement Date during which possession of the Premises has not been delivered to Tenant. If Tenant gives such notice of cancellation, as Tenant's sole and exclusive remedy, the Lease shall be cancelled, all prepaid Rent and security deposits shall be refunded to Tenant, and neither Landlord nor Tenant shall have any further obligations to the other.

Notwithstanding anything in this Section 3(b) to the contrary, to the extent that any portions of the Landlord's Work or Tenant's Work have not been sufficiently completed in time for the Tenant to occupy or take possession of the Premises on the Commencement Date due to the failure of Tenant to fulfill any of its obligations under this Lease ("Tenant Delays"), the Term and Tenant's obligation to pay Base Rent and Additional Rent shall nevertheless commence on the Commencement Date set forth in Section 1, or upon the date that the Commencement Date would have occurred but for the Tenant Delays. The first "Lease Year" shall commence on the Commencement Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs. Each successive Lease Year during the Term shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year.

4. **RENT.**

a. **Payment of Rent.** Tenant shall pay Landlord without notice, demand, deduction or offset, in lawful money of the United States, the monthly Base Rent stated in Section 1 in advance on or before the first day of each month during the Term beginning on (check one): ☒ the Commencement Date, or ☐ _____ (if no date specified, then on the Commencement Date), and shall also pay any other additional payments, including Operating Costs, due to Landlord ("Additional Rent" and together with Base Rent, "Rent") when required under this Lease. Payments for any partial month during the Term shall be prorated. All payments due to Landlord under this Lease, including late fees and interest, shall also constitute Additional Rent, and upon Tenant's failure to pay any such costs, charges or expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent.

b. **Triple Net Lease.** This Lease is what is commonly called a "Net, Net, Net" or "triple-net" Lease, which means that Landlord shall receive all Base Rent free and clear of any and all other impositions, taxes, liens, charges or expenses of any nature whatsoever in connection with the ownership and operation of the Premises. In addition to Base Rent, Tenant shall pay to the parties respectively entitled thereto, or satisfy directly, all Additional Rent and other impositions, insurance premiums, repair and maintenance charges, and any other charges, costs, obligations, liabilities, requirements, and expenses, including without limitation the Operating Costs described in Section 8, which arise with regard to the Premises or may be contemplated under any other provision of the Lease during its term, except for costs and expenses expressly made the obligation of Landlord in this Lease.

c. **Late Charges; Default Interest.** If any sums payable by Tenant to Landlord under this Lease are not received within five (5) business days after their due date, Tenant shall pay Landlord an amount equal to the greater of $100 or 5% of the delinquent amount for the cost of collecting and handling such late payment in addition to the amount due and as Additional Rent. All delinquent sums payable by Tenant to Landlord and not paid within five (5) business days after their due date shall, at Landlord's option, bear interest at the rate of 15% per annum, or the highest rate of interest allowable by law, whichever is less (the "Default Rate"). Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

d. **Less Than Full Payment.** Landlord's acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims. Any portion that remains to be paid by Tenant shall be subject to the late charges and default interest provisions of this Section 4.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

5. **SECURITY DEPOSIT.** Upon execution of this Lease, Tenant shall deliver to Landlord the security deposit specified in Section 1 above. Landlord's obligations with respect to the security deposit are those of a debtor and not of a trustee, and Landlord may commingle the security deposit with its other funds. If Tenant defaults in the performance of any covenant or condition of this Lease, Landlord shall have the right, but not the obligation, to use or retain all or any portion of the security deposit for the payment of: (i) Base Rent, Additional Rent, or any other sum as to which Tenant is in default; or (ii) the amount Landlord spends or may become obligated to spend, or to compensate Landlord for any losses incurred by reason of Tenant's default. Tenant acknowledges, however, that the security deposit shall not be considered as a measure of Tenant's damages in case of default by Tenant, and any payment to Landlord from the security deposit shall not be construed as a payment of liquidated damages for Tenant's default. If at any time during the Term of the Lease the security deposit delivered by Tenant becomes insufficient to cover the amounts required under this Section 5, whether or not due to Landlord's application of all or a portion of the security deposit as contemplated by this Section, Tenant shall, within five (5) days after written demand therefor by Landlord, deposit with Landlord an amount sufficient to replenish the security deposit to the amount required in Section 1 above. If Tenant is not in default of any covenant or condition of this Lease at the end of the Term, Landlord shall return any unused portion of the security deposit without interest within 30 days after the surrender of the Premises by Tenant in the condition required by Section 13 of this Lease.

6. **USES.** The Premises shall be used only for the Permitted Use, and for no other business or purpose without the prior written consent of Landlord. Tenant shall not do or permit any act to be done on or around the Premises that violates any law, ordinance, governmental regulation or order or that will increase the existing rate of insurance on the Premises, the Building, or the Property, or cause the cancellation of any insurance on the Premises, the Building, or the Property. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance. Tenant shall not do or permit anything to be done on the Premises, the Building, or the Property which will obstruct or interfere with the rights of other tenants or occupants of the Property, or their employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees or to injure or annoy such persons.

7. **COMPLIANCE WITH LAWS.** Landlord represents to Tenant that, as of the Commencement Date, to Landlord's actual knowledge, but without duty of investigation, and with the exception of any Tenant's Work, the Premises comply with all applicable laws, rules, regulations, and orders, including without limitation, the Americans With Disabilities Act, and Landlord shall be responsible to promptly cure at its sole cost any noncompliance which existed on the Commencement Date. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of the Permitted Use, and Tenant shall be responsible for making any changes or alterations as may be required by law, rule, regulation, or order for the Permitted Use at its sole cost and expense. Otherwise, if changes or alterations are required by law, rule, regulation, or order unrelated to the Permitted Use, Landlord shall make such changes and alterations at its expense.

8. **OPERATING COSTS.**

   a. **Definition.** As used herein, "Operating Costs" shall mean all costs of operating, maintaining and repairing the Premises, the Building, and the Property, determined in accordance with generally accepted accounting principles, and including without limitation the following: all taxes and assessments (including, but not limited to, real and personal property taxes and assessments, local improvement district assessments and other special purpose assessments, and taxes on rent or gross receipts); insurance premiums paid by Landlord and (to the extent used) deductibles for insurance applicable to the Property; water, sewer and all other utility charges (other than utilities separately metered and paid directly by Tenant or other tenants); janitorial and all other cleaning services; refuse and trash removal; supplies, materials, tools, and equipment used in the operation, repair, and maintenance of the Property; refurbishing and repainting; carpet replacement; to the extent serving areas other than just the Premises, heating, ventilation and air conditioning ("HVAC") service, repair and replacement when necessary; elevator service and repair and replacement of elevators when necessary; pest control; lighting systems, fire detection and security services; landscape maintenance; management (fees and/or personnel costs);

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; repair, maintenance, and, where reasonably required, replacement of signage; amortization of capital improvements as Landlord may in the future install to comply with governmental regulations and rules or undertaken in good faith with a reasonable expectation of reducing Operating Costs (the useful life of which shall be a reasonable period of time as determined by Landlord); costs of legal services (except those incurred directly relating to a particular occupant of the Building); and accounting services, labor, supplies, materials and tools. Landlord and Tenant agree that if the Building is not 90% occupied during any calendar year (including the Base Year, if applicable), on a monthly average, then those portions of the Operating Costs that are driven by occupancy rates, as reasonably determined by Landlord, shall be increased to reflect the Operating Costs of the Building as though it were 90% occupied and Tenant's Pro Rata Share of Operating Costs shall be based upon Operating Costs as so adjusted. Operating Costs shall not include: Landlord's income tax or general corporate overhead; depreciation or amortization on the Building or equipment therein; loan or ground lease payments; real estate broker's commissions; capital improvements to or major repairs of the Building shell (i.e., the Building structure, exterior walls, roof, and structural floors and foundations), except to the extent expressly permitted above; any costs regarding the operation, maintenance and repair of the Premises, the Building, or the Property paid directly by Tenant or other tenants in the Building or otherwise reimbursed to Landlord, or other cost for which another party is required to pay Landlord (except as part of operating cost recoveries under other tenant leases) so that Landlord shall not recover any item of cost more than once. If Tenant is renting a pad separate from any other structures on the Property for which Landlord separately furnishes the services described in this paragraph, then the term "Operating Costs" shall not include those costs of operating, repairing, and maintaining the enclosed mall which can be separately allocated to the tenants of the other structures. Operating Costs which cannot be separately allocated to the tenants of other structures may include but are not limited to: insurance premiums; taxes and assessments; management (fees and/or personnel costs); exterior lighting; parking lot, road, sidewalk and driveway patching, resurfacing and maintenance; snow and ice removal; and costs of legal services and accounting services.

b. **Type of Payment.** As Additional Rent, Tenant shall pay to Landlord on the first day of each month with payment of Base Rent one-twelfth of Tenant's Pro Rata Share of Operating Costs, which amount is determined in the manner set forth in Section 8(c) below.

c. **Method of Payment.** Tenant shall pay to Landlord Operating Costs pursuant to the following procedure:

   i. Landlord shall provide to Tenant, on or before the Commencement Date, a good faith estimate of annual Operating Costs for the calendar year in which the Commencement Date occurs. Landlord shall also provide to Tenant, as soon as possible following the first day of each succeeding calendar year, a good faith estimate of Tenant's annual Pro Rata Share of Operating Costs for the then-current year.

   ii. Each estimate of Tenant's annual Pro Rata Share of Operating Costs determined by Landlord, as described above, shall be divided into 12 equal monthly installments. Tenant shall pay to Landlord such monthly installment of Operating Costs with each monthly payment of Base Rent. In the event the estimated amount of Tenant's Pro Rata Share of Operating Costs has not yet been determined for any calendar year, Tenant shall pay the monthly installment in the estimated amount determined for the preceding calendar year until the estimate for the current calendar year has been provided to Tenant. When the estimate for the current calendar year is received, Tenant shall then pay any shortfall or receive a credit for any surplus for the preceding months of the current calendar year and shall, thereafter, make the monthly installment payments in accordance with the current estimate.

   iii. As soon as reasonably possible following the end of each calendar year during the Term, Landlord shall provide to Tenant a statement (the "Operating Costs Statement") setting forth the amount of Operating Costs actually incurred and the amount of Tenant's Pro Rata Share of Operating Costs actually payable by Tenant with respect to such calendar year. In the event the amount of Tenant's Pro Rata Share of Operating Costs exceeds the sum of the monthly installments actually paid by Tenant for such calendar year, Tenant shall pay to Landlord the difference within 30 days following

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

receipt of the Operating Costs Statement. In the event the sum of the monthly installments actually paid by Tenant for such calendar year exceeds the amount of Tenant's Pro Rata Share of Operating Costs actually due and owing, the difference shall be applied as a credit to Tenant's future Pro Rata Share of Operating Costs payable by Tenant pursuant to this Section, or if the Term has expired, the excess shall be refunded to Tenant within 30 days after delivery of such Operating Costs Statement.

iv. Should Tenant dispute any amount shown on the Operating Costs Statement, Tenant may audit Landlord's books and records for the calendar year covered by such Operating Costs Statement upon written notice to Landlord given within 90 days after Tenant's receipt of such Operating Costs Statement. If Tenant fails to provide notice of dispute within such 90- day period, the Operating Costs Statement shall be final and conclusive. Any audit conducted by Tenant shall be completed within 60 days after Tenant's request therefor. If Landlord concurs with the audit results, and (x) if the audit reveals that Tenant's Pro Rata Share of Operating Costs exceeds the sum of the monthly installments actually paid by Tenant for such calendar year, Tenant shall pay to Landlord the difference within 30 days following completion of the audit; or (y) if the audit reveals that the sum of the monthly installments actually paid by Tenant for such calendar year exceeds the amount of Tenant's Pro Rata Share of Operating Costs actually due and owing, the difference shall be applied as a credit to Tenant's future Pro Rata Share of Operating Costs payable by Tenant pursuant to this Section, or if the term has expired, the excess shall be refunded to Tenant within 30 days after completion of the audit. If Landlord does not concur with the results of Tenant's audit, the parties shall within twenty (20) days thereafter agree on a neutral auditor who shall complete an audit within thirty (30) days after selection, and the decision of the neutral auditor shall be binding on the parties. The parties shall share evenly in the costs of any such neutral auditor. Landlord and Tenant shall cooperate as may be reasonably necessary in order to facilitate the timely completion of any audit. Nothing in this Section shall in any manner modify Tenant's obligations to make payments as and when provided under this Lease.

9. **UTILITIES AND SERVICES.** Landlord shall provide the following services for the Premises (7) days per week, (24) hours per day, the cost of which shall be included in the Operating Costs to the extent not separately metered to and exclusively serving the Premises (with the costs of such separately metered services to be directly billed to and paid by Tenant): (check all that apply) ☒ water; ☒ electricity; ☒ sewer; ☒ trash and/or recycling removal; and ☒ HVAC ~~from _____ a.m. to _____ p.m. Monday through Friday; _____ a.m. to _____ p.m. on Saturday; and _____ a.m. to _____ p.m. on Sunday;~~ ☐ ~~janitorial service in the Premises and Building _____ nights ((5) nights if not filled in) each week, exclusive of holidays. HVAC services will also be provided by Landlord to the Premises during additional hours on reasonable notice to Landlord, at Tenant's sole cost and expense, at an hourly rate reasonably established by Landlord from time to time and payable by Tenant, as and when billed, as Additional Rent.~~ Notwithstanding the foregoing, if Tenant's use of the Premises incurs utility service charges which are above those usual and customary for the Permitted Use, Landlord reserves the right to require Tenant to pay a reasonable additional charge for such usage.

Tenant shall furnish all other utilities (including, but not limited to, telephone, internet, and cable service if available) and other services which Tenant requires with respect to the Premises, and shall pay, at Tenant's sole expense, the cost of all utilities separately metered to the Premises, and of all other utilities and other services which Tenant requires with respect to the Premises, except those to be provided by Landlord and included in Operating Expenses as described above. Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of utilities due to any cause whatsoever, and Rent shall not abate as a result thereof.

10. **TAXES AND ASSESSMENTS.** Tenant shall pay all taxes, assessments, liens and license fees ("Taxes") levied, assessed or imposed by any authority having the direct or indirect power to tax or assess any such liens, related to or required by Tenant's use of the Premises as well as all Taxes on Tenant's personal property located on the Premises. Landlord shall pay all taxes and assessments with respect to the Property, all of which shall be included in Operating Costs and subject to partial reimbursement by Tenant as set forth in Section 8.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

11. **COMMON AREAS.**

    a. **Definition.** The term "Common Areas" means all areas, facilities and building systems that are provided and designated from time to time by Landlord for the general non-exclusive use and convenience of Tenant and other tenants of the Property and which are not leased or held for the exclusive use of a particular tenant. To the extent that such areas and facilities exist within the Property, Common Areas include hallways, entryways, stairs, elevators, driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, parking areas and garages, roadways, pedestrian sidewalks, landscaped areas, security areas, lobby or mall areas, common HVAC systems, common electrical service, equipment and facilities, and common mechanical systems, equipment and facilities. Tenant shall comply with, and shall use commercially reasonable efforts to cause its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees to comply with, reasonable rules and regulations concerning the use of the Common Areas adopted by Landlord from time to time, and shall not interfere with the use of Common Areas by others. Without advance notice to Tenant and without any liability to Tenant, Landlord may change the size, use, or nature of any Common Areas, erect improvements on the Common Areas or convert any portion of the Common Areas to the exclusive use of Landlord or selected tenants, so long as Tenant is not thereby deprived of the substantial benefit of the Premises. Landlord reserves the use of exterior walls and the roof of the Building and other improvements at the Property, and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in areas which will not materially interfere with Tenant's use thereof.

    b. **Use of the Common Areas.** Tenant shall have the non-exclusive right, in common with such other tenants of the Property to whom Landlord has granted or may grant such rights, to use the Common Areas.

    c. **Maintenance of Common Areas.** Landlord shall maintain the Common Areas in good order, condition and repair. This maintenance cost shall be includable in Operating Costs pursuant to Section 8. In performing such maintenance, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use and enjoyment of the Premises.

12. **ALTERATIONS.** Tenant may make alterations, additions or improvements to the Premises (the "Alterations"), only with the prior written consent of Landlord, which consent, with respect to Alterations not affecting the structural components of the Premises or utility systems therein or for which the aggregate cost and expense does not exceed $10,000, shall not be unreasonably withheld, conditioned, or delayed.Landlord shall have 30 days following Tenant's request for Landlord's consent to any Alterations to respond to such request, provided that Tenant's request includes the names of Tenant's contractors and reasonably detailed plans and specifications therefor. The term "Alterations" shall not include: (i) any of Tenant's Work approved by Landlord pursuant to Exhibit C, (ii) Tenant's Signage (as further provided in Section 15), or (iii) the installation of shelves, movable partitions, Tenant's equipment and trade fixtures that may be installed and removed without damaging existing improvements or the structural integrity of the Premises, the Building, or the Property. Tenant shall perform all work at Tenant's expense and in compliance with all applicable laws and shall complete all Alterations in accordance with plans and specifications approved by Landlord, using contractors approved by Landlord, and in a manner so as not to unreasonably interfere with other tenants. Tenant shall pay when due, or furnish a bond for payment of (as set forth in Section 20), all claims for labor or materials furnished to or for Tenant at, or for use in, the Premises, which claims are or may be secured by any mechanics' or materialmens' liens against the Premises or the Property or any interest therein. Except as otherwise provided in the Work Letter attached as Exhibit C with respect to Tenant's Work, any improvements installed as part of Tenant Work's or Alterations performed or caused to be performed by Tenant (check one): ☐ shall become the property of Landlord, or ☐ shall be removed by Tenant at its sole cost and expense upon the expiration or earlier termination of the Lease Term (unless Landlord conditioned its consent in writing upon Tenant leaving a specified Alteration at the Premises, in which case Tenant shall not remove such Alteration, and it shall become Landlord's property). Tenant shall immediately repair any damage to the Premises caused by removal of improvements performed as part of Tenant's Work and/or

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

Alterations.

13. **REPAIRS AND MAINTENANCE; SURRENDER.** Tenant shall, at its sole cost and expense, maintain the entire Premises in good condition and promptly make all non-structural repairs and replacements necessary to keep the Premises safe and in good condition, including all HVAC components and other utilities and systems to the extent exclusively serving the Premises. Landlord shall maintain and repair the Building structure, foundation, subfloor, exterior walls, roof structure and surface, and HVAC components and other utilities and systems to the extent serving more than just the Premises, and the Common Areas, the costs of which shall be included as Operating Costs unless otherwise expressly excluded pursuant to Section 8(a). Tenant shall not damage any demising wall or disturb the structural integrity of the Premises, the Building, or the Property and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the negligence or willful misconduct of Landlord or its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees therein. If Tenant fails to perform Tenant's obligations under this Section, Landlord may at Landlord's option enter upon the Premises after 10 days' prior notice to Tenant and put the same in good order, condition and repair and the cost thereof, together with interest thereon at the Default Rate set forth in Section 4, shall be due and payable as Additional Rent to Landlord together with Tenant's next installment of Base Rent. Upon expiration or earlier termination of the Term, Tenant shall promptly and peacefully surrender the Premises to Landlord, together with all keys, in materially as good condition as when received by Tenant from Landlord or as thereafter improved (but subject to any obligations to remove any Tenant's Work and Alterations and/or restore the same as further provided in this Lease), reasonable wear and tear and insured casualty excepted.

14. **ACCESS AND RIGHT OF ENTRY.** After 24 hours' notice from Landlord (except in cases of emergency, when no notice shall be required), Tenant shall permit Landlord and its agents, employees and contractors to enter the Premises at all reasonable times to make repairs, inspections, alterations or improvements, provided that Landlord shall use reasonable efforts to minimize interference with Tenant's use and enjoyment of the Premises. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of (a) showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Term; and (b) posting "for lease" signs within 180 days prior to the expiration or sooner termination of the Term.

15. **SIGNAGE.** Tenant shall obtain Landlord's written consent as to size, location, materials, method of attachment, and appearance, before installing any signs upon the Premises. Tenant shall install and maintain any approved signage ("Signage") at Tenant's sole expense and in compliance with all applicable laws. Unless as otherwise provided in Exhibit C with respect to any of Tenant's Work, any Signage installed by Tenant shall be removed from the Premises, Building and Property at Tenant's expense upon the expiration or earlier termination of the Term. Tenant shall not damage or deface the Premises in installing or removing Signage and shall repair any injury or damage to the Premises caused by such installation or removal.

16. **DESTRUCTION OR CONDEMNATION.**

    a. **Damage and Repair.** If the Premises or the portion of the Building or the Property necessary for Tenant's occupancy are partially damaged by fire or other insured casualty but not rendered untenantable, then Landlord shall diligently restore the Premises and the portion of the Property necessary for Tenant's occupancy to the extent required below and this Lease shall not terminate. Tenant may, however, terminate the Lease if Landlord is unable to restore the Premises within six (6) months of the casualty event by giving 20 days' written notice of termination.

    The Premises or the portion of the Building or the Property necessary for Tenant's occupancy shall not be deemed untenantable if 25% or less of each of those areas are damaged. If insurance proceeds are not

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

available or are not sufficient to pay the entire cost of restoring the Premises, or if Landlord's lender does not permit all or any part of the insurance proceeds to be applied toward restoration, then Landlord may elect to terminate this Lease and keep the insurance proceeds, by notifying Tenant within 60 days of the date of such casualty.

If the Premises, the portion of the Building or the Property necessary for Tenant's occupancy, or 50% or more of the rentable area of the Property are entirely destroyed, or partially damaged and rendered untenantable, by fire or other casualty, Landlord may, at its option: (a) terminate this Lease as provided herein, or (b) restore the Premises and the portion of the Property necessary for Tenant's occupancy to their previous condition to the extent required below; provided, however, if such casualty event occurs during the last six (6) months of the Term (after considering any option to extend the term timely exercised by Tenant) then either Tenant or Landlord may elect to terminate the Lease. If, within 60 days after receipt by Landlord from Tenant of written notice that Tenant deems the Premises or the portion of the Property necessary for Tenant's occupancy untenantable, Landlord fails to notify Tenant of its election to restore those areas, or if Landlord is unable to restore those areas within six (6)months of the date of the casualty event, then Tenant may elect to terminate the Lease upon 20 days' notice to Landlord unless Landlord, within such 20 day period, notifies Tenant that it will in fact restore the Premises or actually completes such restoration work to the extent required below, as applicable.

If Landlord restores the Premises or the Property under this Section, Landlord shall proceed with reasonable diligence to complete the work, and Base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a Base Rent abatement only if the damage or destruction of the Premises or the Property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Tenant, or Tenant's employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises or the Property. Landlord shall have no obligation to carry insurance of any kind for the protection of Tenant; any Alterations or improvements paid for by Tenant; any of Tenant's Work identified in Exhibit C (regardless of who may have completed them); Signage; Tenant's furniture; or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord's restoration obligations hereunder shall not include any obligation to repair any damage thereto or replace the same.

b. **Condemnation.** If the Premises, the portion of the Building or the Property necessary for Tenant's occupancy, or 50% or more of the rentable area of the Property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Lease shall terminate at the option of either Landlord or Tenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises or the portion of the Property taken by the condemning authority. All Rents and other payments shall be paid to that date.

If the condemning authority takes a portion of the Premises or of the Building or the Property necessary for Tenant's occupancy that does not render them untenantable, then this Lease shall continue in full force and effect and Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced. The reduction in Rent shall be effective on the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. The Premises or the portion of the Building or the Property necessary for Tenant's occupancy shall not be deemed untenantable if 25% or less of each of those areas are condemned. Landlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises or the Building or the Property and Tenant shall make no claim for the value of its leasehold. Tenant shall be permitted to make a separate claim against the condemning authority for moving expenses, provided that in no event shall Tenant's claim reduce Landlord's award.

17. **INSURANCE.**

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

a. **Tenant's Liability Insurance.** During the Term, Tenant shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements. This policy shall (i) contain an endorsement identifying Landlord, its property manager (if any), and other parties designated by Landlord, as additional insureds using an endorsement form acceptable to Landlord, (ii) insure Tenant's activities and those of Tenant's employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees with respect to the Premises against loss, damage or liability for personal injury or bodily injury (including death) or loss or damage to property with a combined single limit of not less than $21,000,000 per occurrence, and a deductible of not more than $10,000, and (iii) contain a provision requiring the insurer to deliver or mail written notice of cancellation to the named insureds at least (45) days before the effective date of the cancellation. Tenant's insurance will be primary and noncontributory with any liability insurance carried by Landlord. Landlord may also require Tenant to obtain and maintain at Tenant's sole cost business income coverage for at least six (6) months, business auto liability coverage, and, if applicable to Tenant's Permitted Use, liquor liability insurance and/or warehouseman's coverage.

b. **Tenant's Property Insurance.** During the Term, Tenant shall pay for and maintain special form clauses of loss coverage property insurance (with coverage for earthquake if required by Landlord's lender and, if the Premises are situated in a flood plain, flood damage) for all of Tenant's personal property, fixtures and equipment, Tenant's Work, and Alterations, in the amount of their full replacement value, with a deductible of not more than $10,000.

c. **Miscellaneous.** Tenant's insurance required under this Section shall be with companies rated A-/VII or better in Best's Insurance Guide, and which are admitted in the State of Washington. No insurance policy shall be cancelled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after 30 days prior written notice to Landlord. Tenant shall deliver to Landlord, prior to Tenant's first taking possession of or occupying the Premises, and from time to time thereafter, copies of the insurance policies or evidence of insurance and copies of endorsements required by this Section. In no event shall the limits of such policies be considered as limiting the liability of Tenant under this Lease. If Tenant fails to acquire or maintain any insurance or provide any policy or evidence of insurance required by this Section, and such failure continues for three (3) days after notice from Landlord, Landlord may, but shall not be required to, obtain such insurance for Landlord's benefit and Tenant shall reimburse Landlord for the costs of such insurance upon demand. Such amounts shall be Additional Rent payable by Tenant hereunder and in the event of non-payment thereof, Landlord shall have the same rights and remedies with respect to such non-payment as it has with respect to any other non-payment of Rent hereunder.

d. **Landlord's Insurance.** Landlord shall carry special form clauses of loss coverage property insurance of the Building shell and core in the amount of their full replacement value, liability insurance with respect to the Common Areas, and such other insurance of such types and amounts as Landlord, in its discretion, shall deem reasonably appropriate. The cost of any such insurance shall be included in Operating Costs, and if such insurance is provided by a "blanket policy" insuring other parties or locations in addition to the Building, then only the portion of the premiums allocable to the Building and Property shall be included in Operating Costs.

e. **Waiver of Subrogation.** Notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant hereby release each other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried or otherwise carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

18. **INDEMNIFICATION.**

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

a. **Indemnification by Tenant.** Tenant shall defend, indemnify, and hold Landlord and its property manager (if any) harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, for personal injury, bodily injury (including death) or property damage arising from any negligent or wrongful act or omission of Tenant or Tenant's employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees on or around the Premises or the Property, or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel reasonably acceptable to Landlord in defense of any action within Tenant's defense obligation.

b. **Indemnification by Landlord.** Landlord shall defend, indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, for personal injury, bodily injury (including death) or property damage arising from any negligent or wrongful act or omission of Landlord or Landlord's employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees on or around the Premises or the Property, or arising from any breach of this Lease by Landlord. Landlord shall use legal counsel reasonably acceptable to Tenant in defense of any action within Landlord's defense obligation.

c. **Waiver of Immunity.** Landlord and Tenant each specifically and expressly waive any immunity that each may be granted under the Washington State Industrial Insurance Act, Title 51 RCW. Neither party's indemnity obligations under this Lease shall be limited by any limitation on the amount or type of damages, compensation, or benefits payable to or for any third party under the Worker Compensation Acts, Disability Benefit Acts or other employee benefit acts.

d. **Exemption of Landlord from Liability.** Except to the extent of claims arising out of Landlord's gross negligence or intentional misconduct, Landlord shall not be liable for injury to Tenant's business or assets or any loss of income therefrom or for damage to any property of Tenant or of its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees, or any other person in or about the Premises or the Property.

e. **Survival.** The provisions of this Section 18 shall survive expiration or termination of this Lease.

19. **ASSIGNMENT AND SUBLETTING.** Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a "Transfer") or any part of the Premises, without first obtaining Landlord's written consent, which shall not be unreasonably withheld, conditioned, or delayed. No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Landlord's consent to any subsequent Transfer. In connection with each request for consent to a Transfer, Tenant shall pay the reasonable cost of processing the same, including attorneys' fees, upon demand of Landlord, up to a maximum of $1,250.

    Any transfer of this Lease by merger, consolidation, redemption or liquidation of Tenant, or any change in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section.

    As a condition to Landlord's approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant and any guarantor for the payment of Rent and performance of all obligations of Tenant under this Lease. In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption agreements and related documents.

20. **LIENS.** Tenant is not authorized to subject the Landlord's assets to any liens or claims of lien. Tenant shall keep the Property and Premises free from any liens created by or through Tenant. Tenant shall indemnify, defend, and hold Landlord and the Property and Premises harmless from liability for any such liens including, without limitation, liens arising from any of Tenant's Work or Alterations. If a lien is filed against the Premises

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

by any person claiming by, through or under Tenant, Tenant shall have the right to contest the correctness or validity of the lien, provided, however, within 10 days after Landlord's demand, at Tenant's expense, Tenant shall either remove the lien, or shall procure and record a lien release bond issued by a surety satisfactory to Landlord in form and amount sufficient to satisfy statutory requirements for satisfaction and release of the subject lien(s) from the Premises and Property. Tenant shall indemnify Landlord,the Premises, and the Property from and against all liabilities, costs and expenses, including attorneys' fees, which Landlord could reasonably incur as a result of such lien.

21. **DEFAULT.** Each of the following events shall be an "Event of Default" by Tenant under this Lease:

a. **Failure To Pay.** Failure by Tenant to pay any sum, including Rent, due under this Lease following five (5) days' notice from Landlord of the failure to pay.

b. **Vacation/Abandonment.** Vacation by Tenant of the Premises (defined as an absence for at least 15 consecutive days without prior notice to Landlord), or abandonment by Tenant of the Premises (defined as an absence of five (5) days or more while Tenant is in breach of some other term of this Lease). Tenant's vacation or abandonment of the Premises shall not be subject to any notice or right to cure.

c. **Insolvency.** Tenant's insolvency or bankruptcy (whether voluntary or involuntary); or appointment of a receiver, assignee or other liquidating officer for Tenant's business; provided, however, that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

d. **Levy or Execution.** The taking of Tenant's interest in this Lease or the Premises, or any part thereof, by execution or other process of law directed against Tenant, or attachment of Tenant's interest in this Lease by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

e. **Other Non-Monetary Defaults.** The breach by Tenant of any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section or elsewhere in this Lease, which breach continues for a period of 30 days after notice by Landlord to Tenant of the breach, provided that, if the nature of such default is such that it cannot be cured within such 30 day period, no Event of Default shall occur so long as Tenant commences such cure within 30 days of notice by Landlord and diligently pursues such cure to completion, but in no event longer than 60 days from the date of Landlord's notice.

f. **Failure to Take Possession.** Failure by Tenant to take possession of the Premises on the Commencement Date following five (5) days' notice from Landlord of Tenant's failure to take possession.

Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within 30 days after notice by Tenant to Landlord, provided that, if the nature of such default is such that it cannot be cured within such 30 day period, Landlord shall not be in default if Landlord commences such cure within 30 days of notice by Tenant and diligently pursues such cure to completion. If Landlord fails to cure any such default within the allotted time, Tenant's sole remedy shall be to seek actual money damages (but not consequential or punitive damages) for loss arising from Landlord's failure to discharge its obligations under this Lease. Nothing herein contained shall relieve Landlord from its duty to perform any of its obligations to the standard prescribed in this Lease.

Any notice periods granted herein shall be deemed to run concurrently with and not in addition to any default notice periods required by law.

22. **REMEDIES.** Landlord shall have the following remedies upon an Event of Default. Landlord's rights and remedies under this Lease shall be cumulative and not exclusive.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

a. **Termination of Lease.** Landlord may terminate Tenant's interest under the Lease, but no act by Landlord other than notice of termination from Landlord to Tenant shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to Rent and other sums that would have been owing by Tenant under this Lease for the balance of the Term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all of Landlord's Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant's obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described below.

b. **Re-Entry and Reletting.** Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord's or Tenant's name for the account of Tenant, for such period of time and at such other terms and conditions as Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. To the fullest extent permitted by law, the proceeds of any reletting shall be applied: first, to pay Landlord all Reletting Expenses (defined below); second, to pay any indebtedness of Tenant to Landlord other than rent; third, to the rent due and unpaid hereunder; and fourth, the residue, if any, shall be held by Landlord and applied in payment of other or future obligations of Tenant to Landlord as the same may become due and payable, and Tenant shall not be entitled to receive any portion of such revenue. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord's part to terminate this Lease, unless a notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. Tenant will pay Landlord Rent and other sums which would be payable under this Lease if repossession had not occurred, less the net proceeds, if any, after reletting the Premises and after deducting Landlord's Reletting Expenses. "Reletting Expenses" is defined to include all expenses incurred by Landlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions and costs for securing new tenants, attorneys' fees, remodeling and repair costs, costs for removing persons or property, costs for storing Tenant's property and equipment, and costs of tenant improvements and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

c. **Waiver of Redemption Rights.** Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Term, or any extension thereof.

d. **Nonpayment of Additional Rent.** All costs which Tenant is obligated to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Landlord shall have the same rights it has with respect to nonpayment of Rent.

e. **Failure to Remove Property.** If Tenant fails to remove any of its property from the Premises at Landlord's request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant's expense and risk. If Tenant does not pay the storage cost within five (5) days of Landlord's request, Landlord may, at its option, have any or all of such property sold at public or private sale (and

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, without notice to Tenant. Landlord shall apply the proceeds of such sale: (i) to the expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant. Nothing in this Section shall limit Landlord's right to sell Tenant's personal property as permitted by law or to foreclose Landlord's lien for unpaid rent, if any.

23. **MORTGAGE SUBORDINATION AND ATTORNMENT.** This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions ("Landlord's Mortgage"). Tenant shall attorn to the holder of any Landlord's Mortgage or any party acquiring the Premises at any sale or other proceeding under any Landlord's Mortgage provided the acquiring party assumes the obligations of Landlord under this Lease. Tenant shall promptly and in no event later than 15 days after request execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Tenant's obligations under this Section to subordinate in the future are conditioned on the holder of each Landlord's Mortgage and each party acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured Event of Default by Tenant exists.

24. **NON-WAIVER.** Landlord's waiver of any breach of any provision contained in this Lease shall not be deemed to be a waiver of the same provision for subsequent acts of Tenant. The acceptance by Landlord of Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any previous breach by Tenant.

25. **HOLDOVER.** If Tenant shall, without the written consent of Landlord, remain in possession of the Premises and fail to return them to Landlord after the expiration or termination of this Lease, the tenancy shall be a holdover tenancy at sufference, which may be terminated according to Washington law. During such tenancy, Tenant agrees to pay to Landlord 150% of the rate of rental last payable under this Lease, unless a different rate is agreed upon by Landlord. All other terms of the Lease shall remain in effect other than any options to extend the Term. Tenant acknowledges and agrees that this Section does not grant any right to Tenant to holdover, and that Tenant may also be liable to Landlord for any and all damages or expenses which Landlord may have to incur as a result of Tenant's holdover.

26. **NOTICES.** All notices under this Lease shall be in writing and effective (i) when delivered in person or via overnight courier to the other party, or (ii) three (3) days after being sent by registered or certified mail to the other party at the address set forth in Section 1. The addresses for notices and payment of rent set forth in Section 1 may be modified by either party only by written notice delivered in conformance with this Section.

27. **COSTS AND ATTORNEYS' FEES.** If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such action, whether in mediation or arbitration, at trial, on appeal, or in any bankruptcy proceeding.

28. **ESTOPPEL CERTIFICATES.** Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the total rentable square footage of the Premises; (ii) the date the Term commenced and the date it expires; (iii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iv) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (v) that this Lease represents the entire agreement between the parties; (vi) that all obligations under this Lease to be performed by either party have been satisfied; (vii) that there are no existing claims, defenses or offsets which the Tenant has

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

against the enforcement of this Lease by Landlord; (viii) the amount of Rent, if any, that Tenant paid in advance; (ix) the amount of security that Tenant deposited with Landlord; (x) if Tenant has sublet all or a portion of the Premises or assigned its interest in the Lease and to whom; (xi) if Tenant has any option to extend the Term of the Lease or option to purchase the Premises; and (xii) such other factual matters concerning the Lease or the Premises as Landlord may reasonably request. Tenant acknowledges and agrees that any statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage or new mortgagee of Landlord's interest in the Premises. If Tenant shall fail to respond within 10 days to Landlord's request for the statement required by this Section, Landlord may provide the statement and Tenant shall be deemed to have admitted the accuracy of the information provided by Landlord.

29. **TRANSFER OF LANDLORD'S INTEREST.** This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for collateral purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, including any liability for any retained security deposit or prepaid rent, for which the transferee shall be liable, and Tenant shall attorn to the transferee.

30. **LANDLORD'S LIABILITY.** Notwithstanding anything in this Lease to the contrary, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord but are made and intended for the purpose of binding only the Landlord's interest in the Premises, as the same may from time to time be encumbered. In no event shall Landlord or its partners, shareholders, or members, as the case may be, ever be personally liable hereunder.

31. **RIGHT TO PERFORM.** If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant's behalf. Tenant shall, within 10 days of demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

32. **HAZARDOUS MATERIAL.** As used herein, the term "Hazardous Material" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government, due to its potential harm to the health, safety or welfare of humans or the environment. Landlord represents and warrants to Tenant that, to Landlord's actual knowledge without duty of investigation, there is no Hazardous Material on, in, or under the Premises as of the Commencement Date in excess of reportable quantities except as may otherwise have been disclosed to Tenant in writing before the execution of this Lease. If there is any Hazardous Material on, in, or under the Premises as of the Commencement Date which has been or thereafter becomes unlawfully released in excess of reportable quantities through no fault of Tenant, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including without limitation sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees, incurred or suffered by Tenant either during or after the Term as the result of such contamination.

Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises or the Property by Tenant, its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees, except with Landlord's prior consent (except in de minimis quantities typical of the Permitted Use, such as in office supplies and household cleansers) and then only upon strict compliance with all applicable federal, state and local laws, regulations, codes, ordinances, and product labels. If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the

Premises or the Property; damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Property, or elsewhere; damages arising from any adverse impact on marketing of space at the Premises or the Property; and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Term. These indemnifications by Landlord and Tenant include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises or the Property by Tenant, its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees, results in any unlawful release of any Hazardous Material on the Premises or the Property or any adjacent property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or the Property or such adjacent property to the condition existing prior to the release of any such Hazardous Material; provided that Landlord's approval of such actions shall first be obtained, which approval may be withheld at Landlord's sole discretion. The provisions of this Section shall survive expiration or earlier termination of this Lease.

33. **QUIET ENJOYMENT.** Provided Tenant pays Rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord.

34. **MERGER.** The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

35. **GENERAL.**

   a. **Heirs and Assigns.** This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

   b. **Brokers' Fees.** Tenant represents and warrants to Landlord that except for Tenant's Broker, if any, described or disclosed in Section 37 of this Lease, it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. Landlord represents and warrants to Tenant that except for Landlord's Broker, if any, described or disclosed in Section 37 of this Lease, it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless Tenant against any loss, cost, liability or expense incurred by Tenant as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Landlord.

   c. **Entire Agreement.** This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior or contemporaneous agreements or understandings pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or amended except in writing, signed by Landlord and Tenant.

   d. **Severability.** Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

e. **Force Majeure.** Time periods for either party's performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party's performance is prevented due to circumstances beyond such party's control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife; provided in no event shall any of the foregoing events operate to extend the Term of this Lease.

f. **Governing Law.** This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

g. **Memorandum of Lease.** Neither this Lease nor any memorandum or "short form" thereof shall be recorded without Landlord's prior consent.

h. **Submission of Lease Form Not an Offer.** One party's submission of this Lease to the other for review shall not constitute an offer to lease the Premises. This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully executed by both parties.

i. **No Light, Air or View Easement.** Tenant has not been granted an easement or other right for light, air or view to or from the Premises. Any diminution or shutting off of light, air or view by any structure which may be erected on or adjacent to the Building shall in no way affect this Lease or the obligations of Tenant hereunder or impose any liability on Landlord.

j. **Authority of Parties.** Each party to this Lease represents and warrants to the other that the person executing this Lease on behalf of such party has the authority to enter into this Lease on behalf of such party, that the execution and delivery of this Lease has been duly authorized, and that upon such execution and delivery, this Lease shall be binding upon and enforceable against such party.

k. **Time.** "Day" as used herein means a calendar day and "business day" means any day on which commercial banks are generally open for business in the state where the Premises are situated. Any period of time which would otherwise end on a non-business day shall be extended to the next following business day. Time is of the essence of this Lease.

36. **EXHIBITS AND RIDERS.** The following exhibits and riders are made a part of this Lease, and the terms thereof shall control over any inconsistent provision in the sections of this Lease:

Exhibit A: Floor Plan Outline of the Premises
Exhibit B: Legal Description of the Property
Exhibit C: Work Letter

CHECK THE BOX FOR ANY OF THE FOLLOWING THAT WILL APPLY. CAPITALIZED TERMS USED IN THE RIDERS SHALL HAVE THE MEANING GIVEN TO THEM IN THE LEASE.

☒ Rent Rider
☐ Arbitration Rider
☐ Letter of Credit Rider
☐ Guaranty of Tenant's Lease Obligations Rider
☒ Parking Rider
☒ Option to Extend Rider
☐ Rules and Regulations

37. **AGENCY DISCLOSURE.** At the signing of this Lease, Landlord is represented by Kris Wilson, The Wynn Group (insert both the name of the Broker and the Firm as licensed) (the "Landlord's Broker"), and Tenant is represented by Joe Percacciolo, The Wynn Group (insert both the name of the Broker and the Firm as licensed) (the "Tenant's Broker").

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

This Agency Disclosure creates an agency relationship between Landlord, Landlord's Broker (if any such person is disclosed), and any managing brokers who supervise Landlord's Broker's performance (collectively the "Supervising Brokers"). In addition, this Agency Disclosure creates an agency relationship between Tenant, Tenant's Broker (if any such person is disclosed), and any managing brokers who supervise Tenant's Broker's performance (also collectively the "Supervising Brokers"). If Tenant's Broker and Landlord's Broker are different real estate licensees affiliated with the same Firm, then both Tenant and Landlord confirm their consent to that Firm and both Tenant's and Landlord's Supervising Brokers acting as dual agents. If Tenant's Broker and Landlord's Broker are the same real estate licensee who represents both parties, then both Landlord and Tenant acknowledge that the Broker, his or her Supervising Brokers, and his or her Firm are acting as dual agents and hereby consent to such dual agency. If Tenant's Broker, Landlord's Broker, their Supervising Brokers, or their Firm are dual agents, Landlord and Tenant consent to Tenant's Broker, Landlord's Broker and their Firm being compensated based on a percentage of the rent or as otherwise disclosed on the attached addendum. Neither Tenant's Broker, Landlord's Broker nor either of their Firms are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Landlord and Tenant consent to such compensation. Landlord and Tenant confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

38. **COMMISSION AGREEMENT.** If Landlord has not entered into a listing agreement (or other compensation agreement with Landlord's Broker), Landlord agrees to pay a commission to Landlord's Broker (as identified in the Agency Disclosure paragraph above) as follows:

☐ $ _____
☐ _____ % of the gross rent payable pursuant to the Lease
☐ $ _____ per square foot of the Premises
☐ Other _____

Landlord's Broker ☒ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon the extension by Tenant of the Term pursuant to any right reserved to Tenant under the Lease calculated ☐ as provided above or ☒ as follows 3% (if no box is checked, as provided above). Landlord's Broker ☒ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon any expansion of Premises pursuant to any right reserved to Tenant under the Lease, calculated ☐ as provided above or ☒ as follows 6% (if no box is checked, as provided above).

With respect to any commission earned upon execution of this Lease or pursuant to any expansion of the Premises, Landlord shall pay one-half upon execution of the Lease or any amendment/addenda thereto expanding the Premises, and one-half upon occupancy of the Premises by Tenant. With respect to any commission earned upon extension of the Term of this Lease, Landlord shall pay one-half upon execution of any amendment/addenda to the Lease extending the Term and one-half upon the commencement date of such extended term. Landlord's Broker shall pay to Tenant's Broker (as identified in the Agency Disclosure paragraph above) the amount stated in a separate agreement between them or, if there is no agreement, $ _____ or _____ % (complete only one) of any commission paid to Landlord's Broker, within 5 days after receipt by Landlord's Broker.

If any other lease or sale is entered into between Landlord and Tenant pursuant to a right reserved to Tenant under the Lease, Landlord ☒ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one, according to the commission schedule of Landlord's Broker in effect as of the execution of this Lease. Landlord's successor shall be obligated to pay any unpaid commissions upon any transfer of this Lease and any such transfer shall not release the transferor from liability to pay such commissions.

39. **BROKER PROVISIONS.**

LANDLORD'S BROKER, TENANT'S BROKER AND THEIR FIRMS HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PREMISES; THE MEANING OF THE TERMS AND CONDITIONS

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

OF THIS LEASE; LANDLORD'S OR TENANT'S FINANCIAL STANDING; ZONING; COMPLIANCE OF THE PREMISES WITH APPLICABLE LAWS; SERVICE OR CAPACITY OF UTILITIES; OPERATING COSTS; OR HAZARDOUS MATERIALS. LANDLORD AND TENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS LEASE.

IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

Burnham Partners LLC LANDLORD:	Harbor Custom Development INC. TENANT:
LANDLORD:	[signature] TENANT:
David R. Morris BY:	BY:
MANAGER ITS:	CEO ITS:

Lynda Meadows
LMeadows
CFO

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

STATE OF WASHINGTON

COUNTY OF PIERCE

This record was acknowledged before me on Feb 26, 2021, by Sterling Griffis as CEO of HARBOR CUSTOM Development

MICHAEL PEARSON
Notary Public for the State of Washington

My commission expires: 4/12/22.

STATE OF WASHINGTON

COUNTY OF PIERCE

This record was acknowledged before me on Feb, 2021, by DAVE MORRIS as MANAGING member of Burnham PARTNER LLC.

MICHAEL M PEARSON
Notary Public for the State of Washington

My commission expires: 4/12/22

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

STATE OF WASHINGTON

COUNTY OF Pierce

This record was acknowledged before me on Feb 26, 2021, by Lynda Meadows as CFO of HARBOR CUSTOM Development.

Michael M Pearson
Notary Public for the State of Washington

STATE OF WASHINGTON
Michael M. Pearson
License Number 198929
NOTARY PUBLIC
COMMISSION EXPIRES 4/12/22

My commission expires: 4/12/22

STATE OF WASHINGTON

COUNTY OF ____________________

This record was acknowledged before me on ____________________, 20 __ , by ____________________ as ____________________ of ____________________.

____
Notary Public for the State of Washington

My commission expires: ____________________

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

EXHIBIT A

[Outline of the Premises]

See Attached

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

EXHIBIT B

[Legal Description of the Property]

Lot 2, Pierce County Short Plat No. 353446, recorded under Recording No. 200509215003, records of Pierce County, Washington;
Situate in the County of Pierce, State of Washington.

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

EXHIBIT C

[Work Letter]

CHECK IF APPLICABLE:

1. ☒ **Improvements to be Completed by Landlord**

A. Performance of Improvements. Subject to the terms and conditions of this Lease and any Improvement Allowance provided herein, Landlord's obligations to improve the Premises shall be limited to the work ("Landlord's Work") described below. All other work shall be performed by Tenant at its sole expense or, if performed by Landlord, shall be promptly reimbursed by Tenant. Landlord's Work shall be deemed to be "substantially complete" on the date that Landlord's notifies Tenant that Landlord's Work is complete, except for punch list items that do not impair the use or operations thereof, would not prevent Tenant from occupancy and/or performing Tenant's Work, and except for that portion of Landlord's Work, if any, which cannot be feasibly performed before Tenant completes Tenant's Work, fixturing, or decorating.

The work to be done by Landlord in satisfying its obligation to complete Landlord's Work under the Lease shall be limited to the following (check one):

☒ As identified below (check and describe all that apply);

☐ FLOOR: _____
☐ WALLS: _____
☐ CEILING: _____
☐ LIGHTING: _____
☐ WASHROOM(S): _____
☐ ELECTRICAL: _____
☐ HVAC: _____
☒ OTHER: Remove window between Suites 101 and 102.
Lock door on both sides between Suites 101 and 102.

☐ As mutually agreed upon between Landlord and Tenant as follows:

a. Within _____ days ((10) days if not filled in) after mutual acceptance of the Lease, Tenant shall prepare and submit for Landlord's review a preliminary sketch of the improvements to be performed by Landlord ("Preliminary Landlord Plan"). Landlord and Tenant shall cooperate in good faith to adopt a mutually acceptable Preliminary Landlord Plan.

b. Upon Landlord's approval of the Preliminary Landlord Plan, Landlord shall promptly prepare (or cause to be prepared) construction documents (i.e., those plans used for submittal to the appropriate governmental bodies for all necessary permits and approvals for Landlord's Work, if any) for Tenant's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed, The construction documents, once approved, shall then constitute "Landlord's Improvement Plans."

c. Landlord shall submit the Landlord's Improvement Plans to the appropriate governmental body for plan checking and issuance of necessary permits and approvals, as applicable. Landlord and Tenant shall cooperate and use commercially reasonable efforts to cause to be made any changes in the Landlord's Improvement Plans necessary to obtain such permits and approvals; provided, however, any costs and expenses resulting from the foregoing changes to Landlord's Work that exceed the Improvement Allowance shall be borne at Tenant's sole cost and expense.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

B. Defects in Landlord's Work. If Tenant fails to notify Landlord of any defects in the Landlord's Work within 30 days of delivery of possession of the Premises to Tenant, Tenant shall be deemed to have accepted the Premises in their then-existing condition. If Tenant discovers any major defects in the Landlord's Work during this 30-day period that would prevent Tenant from using the Premises for the Permitted Use, Tenant shall notify Landlord and the Commencement Date shall be delayed until after Landlord has notified Tenant that Landlord has corrected the major defects and Tenant has had five (5) days to inspect and approve the Premises. The Commencement Date shall not be delayed if Tenant's inspection reveals minor defects in the Landlord's Work that will not prevent Tenant from using the Premises for the Permitted Use. Tenant shall prepare a punch list of all minor defects in Landlord's Work and provide the punch list to Landlord, which Landlord shall promptly correct.

2. ☐ **Improvements to be Completed by Tenant**

A. Performance of Improvements. Subject to the terms and conditions of the Lease and any Improvement Allowance provided herein, Tenant shall complete, at its sole cost and expense, the work identified in the Tenant Improvement Plans (as such term is defined below) adopted by Landlord and Tenant in accordance with the provisions below ("Tenant's Work"). Tenant's Work shall be performed lien free and in a workmanlike manner, without interference with other work, if any, being done in the Premises or Property, including any of Landlord's Work, and in compliance with all laws and reasonable rules promulgated from time to time by Landlord, its property manager, architect, and contractors.

The work to be done by Tenant in satisfying its obligation to complete Tenant's Work under the Lease shall be limited to the following (check one):

☐ As identified below (check and describe all that apply);

☐ FLOOR: _____
☐ WALLS: _____
☐ CEILING _____
☐ LIGHTING: _____
☐ WASHROOM(S): _____
☐ ELECTRICAL: _____
☐ HVAC: _____
☐ OTHER: _____

☐ As mutually agreed upon between Landlord and Tenant as follows:

a. Within _____ days ((10) days if not filled in) after mutual acceptance of the Lease, Tenant shall prepare and submit for Landlord's review a preliminary sketch of the Tenant Improvements ("Preliminary Tenant Plan"). Landlord and Tenant shall cooperate in good faith to adopt a mutually acceptable Preliminary Plan.

b. Upon approval of the Preliminary Tenant Plan by Landlord, Tenant shall promptly prepare construction documents (i.e., those plans used for submittal to the appropriate governmental bodies for all necessary permits and approvals for the Tenant's Work, if any) for Landlord's review and approval. The construction documents, once approved, shall then constitute the "Tenant Improvements Plans."

c. Upon approval by Landlord, Tenant shall submit the Tenant Improvements Plans to the appropriate governmental body for plan checking and issuance of necessary permits and approvals. Tenant, with Landlord's approval, shall cause to be made any changes in the Tenant Improvements Plans necessary to obtain such permits and approvals.

d. Landlord makes no warranty or representation of any type or nature with respect to the adequacy

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

or sufficiency of the Tenant Improvements Plans for any purpose. Landlord makes no warranty or representation of any type or nature with respect to the quality, suitability, or ability of contractor or the quality of the work or materials supplied or performed with respect to the Tenant Improvements by contractor, the subcontractors, Tenant's agents, or any other person or entity.

B. General Requirements. Tenant shall submit to Landlord, prior to the commencement of the construction of Tenant's Work, the following information for Landlord's review and approval (check all that apply):

☐ The names, contact names, addresses, and license numbers of all general contractors and subcontractors Tenant intends to use in the construction of Tenant's Work.

☐ A reasonably detailed schedule for Tenant's performance of Tenant's Work (including, without limitation, the date on which Tenant's Work will commence, the estimated date of completion of Tenant's Work, and the date on which Tenant expects to open for business in the Premises).

☐ Evidence of insurance as required in the Lease and any other insurance usual and customary for performance of Tenant's Work and requested by Landlord.

☐ Copies of all required governmental permits.

C. Contractor Qualifications. All contractors and subcontractors to perform Tenant's Work shall be licensed contractors, capable of performing quality workmanship and working in harmony with Landlord's general contractor in the Building, if any. Upon notice from Landlord, Tenant shall stop using (or cause contractor or any subcontractor to stop using) any person or entity disturbing labor harmony with any work force or trade engaged in performing Tenant's Work or other work, labor, or services in or about the Building. All work shall be coordinated with any on-going construction work on the Building. Landlord shall have the right to disapprove, in Landlord's reasonable discretion, any contractor or subcontractor which Tenant desires to engage for Tenant's Work.

3. **Improvement Allowance**

Provided there is no uncured Event of Default by Tenant under the Lease, upon completion of Landlord's Work or Tenant's Work, as applicable, Landlord shall provide an allowance ("Improvement Allowance") toward the costs and expenses associated with improvements to the Premises in accordance with the following (check one):

☐ $ _____ per rentable square foot of the Premises. The Improvement Allowance shall be used only for (choose one): ☐ Landlord's Work, or ☐ Tenant's Work, excepting _____ . If costs associated with completing Tenant's Work exceed the Improvement Allowance, or if any costs of Tenant's Work are not to be paid out of the Improvement Allowance, then the excess or excluded amount shall be paid directly by Tenant.

☐ None; Tenant shall be obligated to pay all costs, expenses and fees associated with completing the Tenant's Work in accordance with the Tenant Improvement Plans.

☐ None; Landlord shall be obligated to pay all costs, expenses and fees associated with completing the Landlord's Work in accordance with the Landlord Improvement Plans, however, excepting any costs related to Tenants' furniture, cabling, fixtures and equipment, Signage, design services, and _____ , and in no event in an amount exceeding $ _____ .

4. ☐ **Removal of Improvements/Surrender.** The following scope of Tenant's Work (check one):

☐ shall become the property of Landlord
☐ shall be removed by Tenant at its sole cost and expense

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

LEASE AGREEMENT
(Multi-Tenant - Triple Net (NNN) Lease)

upon the expiration or earlier termination of the Lease Term: _____.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

Form: LA
Lease Addendum
Rev. 9/2020

ADDENDUM TO
CBA LEASES

CBA Text Disclaimer: Text deleted by licensee indicated by strike.

The following terms are made part of and incorporated by this reference into the Lease Agreement ("Agreement") dated February 18 , 20 21 between Burnham Partners LLC , a(n) Limited Liability Corporation ("Landlord") and Harbor Custom Development INC , a(n) Corporation ("Tenant") concerning the leased commercial premises commonly known as Ste 101 ("Premises"), which Premises are part of the real property located at 11505 Burnham Dr NW 101 , Gig Harbor , WA 98332 and commonly known as Burnham Building ("Property").

LANDLORD AND TENANT AGREE AS FOLLOWS:

1.First Right of Refusal to Lease - Any time during Harbor Custom Development's lease, Landlord shall notify Tenant in writing of any third party who expresses a bona fide offer in writing to enter into any new lease agreement within the 11505 Burnham Building. Harbor Custom Development shall have five (5) business days from receipt of Landlord notice to respond with intent to lease. The failure of Tenant to respond to notice within such time period shall be deemed as Tenant's waiver of the First Right of Refusal to Lease.

(2) FOR ANY SPACE 325 SQ FT OR LESS, TENANT SHALL HAVE 2 DAYS TO RESPOND WITH INTENT TO LEASE

DRM | [initials] SG

All other terms and conditions of the Agreement remain unchanged and in full force and effect.

INITIALS:
Landlord/Lessor: [signature] Date 3-4-21 Tenant/Lessee: SG Date 3/4/21
Landlord/Lessor: ______ Date ______ Tenant/Lessee: [signature] Date 3/4/21

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

RENT RIDER

CBA Text Disclaimer: Text deleted by licensee indicated by strike.
New text inserted by licensee indicated by small capital letters.

This Rent Rider ("Rider") is a part of and incorporated by this reference into that certain Lease Agreement dated February 18, 20 21 ("Lease") between Burnham Partners LLC, a(n) Limited Liability Corporation ("Landlord") and Harbor Custom Development INC, a(n) Corporation ("Tenant"), as the same may be amended, concerning the commercial space commonly known as Ste 101 ("Premises"), which Premises are part of the real property located at 11505 Burnham Dr NW, 101, Gig Harbor, WA 98332 and commonly known as 11505 Burnham Dr NW ("Property").

☒ 1. **BASE MONTHLY RENT SCHEDULE.** Tenant shall pay to Landlord base monthly rent during the initial Lease Term according to the following schedule:

Lease Year (Stated in Years or Months)	Base Monthly Rent Amount
March 1, 2021 - February 28, 2022	$ 2,551.50 plus NNN
March 1, 2022 - February 28, 2023	$ 2,628.05 plus NNN
March 1, 2023 - May 31, 2023	$ 2,706.89 plus NNN
____	$ ____
____	$ ____
____	$ ____

☐ 2. **CONSUMER PRICE INDEX ADJUSTMENT ON BASE MONTHLY RENT.** The base monthly rent shall be increased on the first day of the second year of the Term, which shall occur on the first day of the calendar month after the calendar month in which the Commencement Date occurs and on the first day of each year of the Term thereafter (each, an "Adjustment Date") (but not during any extended or renewal term(s) unless specifically set forth elsewhere in the Lease or set forth in this Rent Rider below). The increase shall be determined in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Revised Consumer Price Index for All Urban Consumers (CPI-U): U.S. Cities Average, all items index (Reference Base 1982-84 equal 100)(the "Index"). The base monthly rent payable immediately prior to the applicable Adjustment Date shall be increased by the percentage that the Index published for the date nearest preceding the applicable Adjustment Date has increased over the Index published for the date nearest preceding the first day of the Lease Year from which the adjustment is being measured. Upon the calculation of each increase, Landlord shall notify Tenant of the new base monthly rent payable hereunder. Within twenty (20) days of the date of Landlord's notice, Tenant shall pay to Landlord the amount of any deficiency in base rent paid by Tenant for the period following the subject Adjustment Date, and shall thereafter pay the increased base rent until receiving the next notice of increase from Landlord. If the components of the Index are materially changed after the Commencement Date, or if the Index is discontinued during the Lease term, Landlord shall notify Tenant of a substitute published index which, in Landlord's reasonable discretion, approximates the Index, and shall use the substitute index to make subsequent adjustments in base monthly rent. In no event shall base monthly rent be decreased pursuant to this paragraph.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

RENT RIDER

CBA Text Disclaimer: Text deleted by licensee indicated by strike.
New text inserted by licensee indicated by small capital letters.

☐ 3. **EXTENDED TERM BASE MONTHLY RENT SCHEDULE.** Tenant shall pay to Landlord base monthly rent during the Extended Term of the Lease commencing upon (check one): ☐ the date that is _____ months following the Commencement Date of the initial Term, or ☐ _____ , 20 __ , as follows (choose one):

☐ As set forth in the Option to Extend Rider attached to the Lease

☐ **BASE MONTHLY RENT SCHEDULE.** Tenant shall pay to Landlord base monthly rent during the Extended Term of the Lease according to the following schedule:

Lease Year (Stated in Years or Months)	Base Monthly Rent Amount
_____	$ _____
_____	$ _____
_____	$ _____
_____	$ _____
_____	$ _____
_____	$ _____

☐ **CONSUMER PRICE INDEX ADJUSTMENT ON EXTENDED TERM BASE MONTHLY RENT.** The base monthly rent shall be increased on the first day of the first year of the Extended Term of the Lease and on the first day of each year of the Extended Term of the Lease thereafter (each, an "Adjustment Date"). The increase shall be determined in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (CPI-U): U.S. Cities Average, all items index (Reference Base 1982-84 equal 100) (the "Index"). The base monthly rent payable immediately prior to the applicable Adjustment Date shall be increased by the percentage that the Index published for the date nearest preceding the applicable Adjustment Date has increased over the Index published for the date nearest preceding the first day of the Lease Year from which the adjustment is being measured. Upon the calculation of each increase, Landlord shall notify Tenant of the new base monthly rent payable hereunder. Within twenty (20) days of the date of Landlord's notice, Tenant shall pay to Landlord the amount of any deficiency in base rent paid by Tenant for the period following the subject Adjustment Date, and shall thereafter pay the increased base rent until receiving the next notice of increase from Landlord. If the components of the Index are materially changed after the Commencement Date of the Extended Term, or if the Index is discontinued during the Extended Term, Landlord shall notify Tenant of a substitute published index which, in Landlord's reasonable discretion, approximates the Index, and shall use the substitute index to make subsequent adjustments in base monthly rent. In no event shall base monthly rent for the Extended Term be decreased pursuant to this paragraph.

INITIALS: LANDLORD [initials] DATE 2/26/21 TENANT SG DATE 2/26/21
LANDLORD _____ DATE _____ TENANT [initials] DATE 2/26/21

Exhibit A



Suite 103
Suite 102
Suite 101
GHFW Clinic
Machine
lobby
vestibule
stair 1
stair 2
CORRIDORS & PARTITIONS TO BE SUBMITTED W/ TENANT IMPROVEMENT
AT STAIRWAY TO BASEMENT, PROVIDE DOOR SIGNAGE "NO EXIT" (IBC 1020.1.3)
SHEAR WALL OPNGS ALLOWED, TO BE LOCATED IN TENANT IMPROVEMENT SUBMITTALS
1 HR. FIRE RATED WALL EXIT ENCLOSURE (IBC 1020.1) CONSTUCT PER IBC TABLE 720.1(2) 15-1.14)
1-HR SEPARATION REQUIRED UNDER STAIRWAY (TO SEPARATE EXIT FROM SPRINKLER RM.)
OPTIONAL OPNGS GROUND FLOOR
TOILET ROOMS, SEE SH. A6
SAFETY GLAZED
FACE OF STUD WALL
masonry dimensions
MFR. VERIFY
40'-0"
46'-0"
45'-4"
22'-6"
22'-8"

4637 sf
Ground Floor Plan
1/4" = 1'-0"

Burnham Partners, LLC Building
11515 Burnham Drive
Gig Harbor, WA 98332

SFA

DATE: 12/20/2008
SHEET:
A.2

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

OPTION TO EXTEND RIDER

CBA Text Disclaimer: Text deleted by licensee indicated by strike. New text inserted by licensee indicated by small capital letters.

This Option to Extend Rider ("Rider") is made part of and incorporated by this reference into that certain Lease Agreement dated February 18 , 20 21 ("Lease") between Burnham Partners LLC , a(n) Limited Liability Corporation ("Landlord") and Harbor Custom Development INC , a(n) Corporation ("Tenant"), as the same may be amended, concerning the leased commercial space commonly known as Ste 101 ("Premises"), which Premises are part of the real property located at 11505 Burnham Dr NW 101 , Gig Harbor , WA 98332 and commonly known as 11505 Burnham Dr NW ("Property").

1. **Extension of Lease.** Provided Tenant is not in default of any provision of the Lease beyond the applicable cure period at the time that Tenant exercises the right to extend the term of the Lease or at the time an Extended Term defined below begins, Tenant shall have 1 (zero, if not completed) successive options to extend the term of the Lease for 5 years each (each, an "Extended Term"). The term of the Lease shall be extended for the length of the Extended Term on the same terms, conditions and covenants set forth in the Lease, except that (i) the amount of the Base Rent in effect during the Extended Term shall be adjusted as set forth below (provided, however, in no event shall the base rental rate due for an Extended Term be less than the base rental rate payable in the last full calendar month of the immediately-preceding term); (ii) any periods of free or abated rent periods, tenant improvement allowances or other concessions that may have been granted to Tenant at the beginning of the initial term hereof shall be of no further for or effect during any Extended Term; and (iii) after exercise of Tenant's final Extended Term option, there shall be no further term extension or renewal options.

2. **Notice.** To exercise its option to extend the term of the Lease, Tenant must deliver written notice of its election to extend the term of the Lease to Landlord not more than two hundred forty (240) days and not less than one hundred eighty (180) days prior to the expiration date of the then-current Lease term. Time is of the essence of this Rider.

3. **Monthly Rent.** Upon Tenant's exercise of an option to extend the term of the Lease, Landlord and Tenant shall make a good faith effort to determine and agree on the Base Rent for the Premises for the extended term of the Lease, which shall be the fair market rental rate thereof.

   a. **Failure to Agree on Rent.** If Landlord and Tenant are unable to agree on the fair market rental rate for the Premises for the applicable Extended Term within thirty (30) days after Tenant delivers notice of its election to exercise its option to extend, the parties shall then have ten (10) days to mutually select or appoint one real estate appraiser to determine the fair market rental rate for the Premises. Each appraiser selected or appointed pursuant to this Rider shall have received an MAI designation from the Appraisal Institute with at least ten (10) years of experience appraising commercial properties in the commercial leasing market in which the Premises are located, or equivalent experience in the commercial leasing industry. The appraiser appointed shall determine the fair market rental rate for the Premises within twenty (20) days of appointment, which determination shall be final, conclusive, and binding upon both Landlord and Tenant, and Base Rent shall be adjusted accordingly for the extended term. The appraiser's fees and expenses shall be shared equally between the parties.

   b. **Failure to Appoint One Appraiser.** If Landlord and Tenant cannot mutually agree upon an appraiser, then either party may give the other party written notice that it has selected and appointed an appraiser, complete with the name, address, and other identifying information about the appraiser. The party receiving such notice shall then have ten (10) days to select and appoint its own appraiser and respond by giving written notice to the other party, containing the name, address, and other identifying information about the appraiser. If, however, the responding party fails to select and appoint an appraiser and give notice to the other party within ten (10) days, the determination of the appraiser first appointed shall be final, conclusive and binding upon both parties, and the Base Rent shall be adjusted accordingly for the

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

OPTION TO EXTEND RIDER

applicable Extended Term. The appraiser's fees and expenses shall be shared equally between the parties.

c. **Method of Determining Rent.** The appraisers appointed shall proceed to determine the fair market rental rate within twenty (20) days following their appointment. The conclusion of the appraisers shall be final, conclusive and binding upon both Landlord and Tenant. If the appraisers should fail to agree, but the difference in their conclusions as to fair market rental rate is ten percent (10%) or less of the lower of the two appraisals, then the fair market rental ratee shall be deemed to be the average of the two rates, and Base Rent shall be adjusted accordingly for the applicable Extended Term. If the two appraisers should fail to agree on the fair market rental value, and the difference between the two appraisals exceeds ten percent (10%) of the lower of the two appraisals, then the two appraisers shall promptly appoint a third appraiser. If they fail to agree on a third appraiser within ten (10) days after their individual determination of the fair market rental rate, either party may apply to the courts for the county in which the Premises are located, requesting the appointment of the third appraiser. Once appointed, the third appraiser shall promptly determine the fair market rental rate for the Premises. The third appraiser shall then take the average of the two appraisals that are closest in value, which average rate shall be final, conclusive, and binding upon both Landlord and Tenant, and Base Rent shall be adjusted accordingly for the applicable Extended Term. Each party shall pay its own legal fees (if any) and the fees and expenses for its own appraiser. In the event a third appraiser must be appointed, his or her fees and expenses shall be borne equally by the parties.

4. **Conflicts.** In the event of any conflicts between the terms of this Option to Extend Rider and the terms of the Lease and/or any Rent Rider, the terms of this Option to Extend Rider shall control.

11505 Burnham Parking Plan



HIGHWAY 16 RIGHT-OF-WAY
PROPERTY LINE
EXISTING FENCE
BUILDING FOOTPRINT
22 STALLS
ASPHALT PAVING
13 STALLS
ASPHALT PAVING
GREY PAVER TILE
ARBOR
BENCH
PUBLIC AREA
DITCH
BURNHAM DRIVE NORTHWEST
DUMPSTER & RECYCLE CONC. PAD
PARKING
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
23
24
25
26
27
28
29
30
31
32
33
34
35
36
38
39
40
41
42
43

Suite 101 - 27-30, 38,39